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Exhibit 4.1

                Organized Under The Laws Of The State Of Delaware

NUMBER                                                                    SHARES

                             ARBINET HOLDINGS, INC.

                     150,000,000 SHARES PAR VALUE $.001 EACH
                                  COMMON STOCK

THIS CERTIFIES THAT _______________________________________ is the owner of
___________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the seal of the Corporation.

Dated ___________________


___________________________________                     ________________________
           Secretary                                            Chairman
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            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common     UNIF GIFT MIN ACT - ____ Custodian _______
                                                      (Cust)          (Minor)
  TEN ENT - as tenants by the        under Uniform Gifts to Minors
            entireties               Act __________________
                                           (State)
  JT TEN - as joint tenants with
           right of survivorship
           and not as tenants in
           common

          Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________

________________________________________________________________________________

____
              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________   Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

   Dated _________________________ 20____
             In presence of

                                                       _________________________

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND CONCURRED IN BY THE CORPORATION'S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH TRANSACTION COMPLIES WITH RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT.